Exhibit 32


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Annual  Report of Frontier  Financial  Corporation  (the
"Corporation") on Form 10-K for the year ending December 31, 2005 (the "Report"), I, John J. Dickson, Chief Executive Officer of the Corporation, and Carol E. Wheeler, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/S/ JOHN J. DICKSON                                      /S/ CAROL E. WHEELER
-----------------------                                  --------------------
John J. Dickson                                          Carol E. Wheeler
Chief Executive Officer                                  Chief Financial Officer

March 14, 2006

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